UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2014
Commission file number 333-192961

Pentair plc
(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)
P.O. Box 471
Sharp Street
Walkden
Manchester M28 8BU
United Kingdom
(Address of principal executive offices)
Registrant’s telephone number, including area code: +44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited financial statements and notes to the financial statements of Pentair plc (the "Company") as of and for period from November 28, 2013 (date of incorporation) to December 31, 2013.
ITEM 8.01 Other Events
The information included in Item 2.02 above is incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits
The following exhibit is provided as part of the information filed under Item 8.01 of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair plc's financial statements and notes to financial statements as of and for the period from November 28, 2013 (date of incorporation) to December 31, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 12, 2014.

PENTAIR PLC
Registrant

By	/s/ Angela D. Lageson
Angela D. Lageson
Principal Executive Officer